                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  May 8, 2000



                          CET ENVIRONMENTAL SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



        California                   1-13852             33-0285964
(State or other jurisdiction    (Commission file       (IRS Employer
      of incorporation)              number)         identification No.)


             7032 South Revere Parkway, Englewood, Colorado 80112 (Address of Principal Executive Offices, Including Zip Code)


       Registrant's telephone number, including area code:  (720) 875-9115

Item 2.   Acquisition or Disposition of Assets

     On March 8, 2000, the Company entered into an Asset Purchase Agreement with Cape Environmental Management, Inc. ("CEM") to sell certain assets and assign certain contracts and liabilities associated with its Tustin, California operations for $2.1 million. The transaction was closed on May 8, 2000, effective as of April 30, 2000, with final consideration consisting of approximately $1.775 million in cash, the assignment of $0.075 million of vacation accruals and related payroll taxes, and a holdback of $0.250 million due within 60 days subject to certain adjustments. The nature and dollar value attributed to the assets and liabilities transferred in the sale consisted of $0.9 million of field and office equipment, $1.05 million of project contracts consisting of non-EPA federal and commercial contracts, a $0.1 million non-compete covenant and $0.05 million of intangibles. The Company's net book value of the assets and liabilities of approximately $0.7 million and approximately $0.1 million of other related closing costs resulted
in a recorded gain of $1.3 million on the date of sale.   The Company will
retain approximately $1.3 million of assets related to the Tustin operations consisting primarily of receivables recorded through the date of closing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (b) Pro forma Financial Information. The following pro forma financial information is filed herewith:

                                                                Page

     Unaudited Pro Forma Financial Statement...............      F-1

     Unaudited Pro Forma Balance Sheet as of December
     31, 1999..............................................    F-2, F-3

     Unaudited Pro Forma Statement of Operations for
     the Three Months Ended March 31, 2000. ...............      F-4

     Unaudited Pro Forma Statement of Operations for
     the Twelve Months Ended December 31, 1999.............      F-5

     Notes to Unaudited Pro Forma Financial Statements.....      F-6

     (c)  Exhibits.  The following exhibits are filed herewith:

   Exhibit
   Number      Description                      Location

    10.16      Asset Purchase Agreement by      Incorporated by reference
               and between the Company and      to exhibit 10.16 to Company's
               CAPE Environmental Management,   Form 10-K for the year ended
               Inc.                             December 31, 1999.

    10.18      First Amendment to Asset         Filed herewith electronically.
               Purchase Agreement by and
               between the Company and CAPE
               Environmental Management, Inc.

    10.19      Second Amendment to Asset        Filed herewith electronically.
               Purchase Agreement by and
               between the Company and CAPE
               Environmental Management, Inc.

                                 SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CET ENVIRONMENTAL SERVICES, INC.


Dated:  May 18, 2000              By:/s/ Steven H. Davis
                                     Steven H. Davis, President, and Chief
                                     Executive Officer

                       CET Environmental Services, Inc.

                  UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited pro forma financial statements are derived from the historical financial statements of CET Environmental Services, Inc., and give pro forma effect to the sale of the Tustin, California Operations on May 8,2000 with an effective date of sale as of April 30, 2000. These pro forma statements should be read in conjunction with those historical financial statements and related notes.

                        CET Environmental Services, Inc.

                           PRO FORMA BALANCE SHEET
                             As of March 31, 2000

     ASSETS
                                                  Pro Forma
                                   Actual        Adjustments     Pro Forma
                                 -----------   ---------------  ------------

CURRENT ASSSETS
  Cash                           $   416,441   $ 1,961,423 (a)  $  2,377,864
  Accounts receivable              2,838,404             -         2,838,404
  Contracts in process             2,134,117             -         2,134,117
  Retention receivable               889,043             -           889,043
  Income tax receivable                    -             -                 -
  Due from related party              67,271             -            67,271
  Other receivable                   451,572             -           451,572
  Inventories                         65,379       (14,554) (b)       50,825
  Prepaid expenses                   444,886       (10,036) (b)      434,850
                                 -----------   -----------      ------------
     Total current assets          7,307,113     1,936,833         9,243,946
                                 -----------   -----------      ------------

EQUIPMENT AND IMPROVEMENTS
  Field equipment                  2,973,742    (1,368,696) (b)    1,605,046
  Vehicles                           885,456      (237,638) (b)      647,818
  Furniture and fixtures              76,164             -            76,164
  Office equipment                   773,644       (13,782) (b)      759,862
  Leasehold improvements              49,862             -            49,862
                                 -----------   -----------      ------------
                                   4,758,868    (1,620,116)        3,138,752
  Less allowance for deprecia-
   tion and amortization          (2,387,177)      924,138  (b)   (1,463,039)
                                 -----------   -----------      ------------

     Equipment and improvements-
      net                          2,371,691      (695,978)        1,675,713

DEPOSITS                              31,455             -            31,455
                                 -----------   -----------      ------------

                                 $ 9,710,259   $ 1,240,855      $ 10,951,114
                                 ===========   ===========      ============

                       CET Environmental Services, Inc.

                          PRO FORMA BALANCE SHEET
                           As of March 31, 2000

LIABILITIES AND SHAREHOLDERS' EQUITY

                                                  Pro Forma
                                   Actual        Adjustments     Pro Forma
                                 -----------   ---------------  ------------

CURRENT LIABILITIES
  Cash overdraft                 $    36,709   $         -      $     36,709
  Accounts payable                 3,235,367             -         3,235,367
  Accrued expenses                   410,745             -           410,745
  Accrued contract costs              83,396             -            83,396
  Accrued payroll and benefits       291,282       (74,026) (b)      217,256
  Current obligations under
   capital leases                     89,402       (24,614) (b)       64,788
  Current portion of long-term
   debt                              210,534             -           210,534
  Line of credit                           -             -                 -
                                 -----------   -----------      ------------
     Total current liabilities     4,357,435       (98,640)        4,258,795

OBLIGATIONS UNDER CAPITAL
  LEASES                              13,496        (5,490) (b)        8,006

LONG-TERM DEBT                       116,087             -           116,087

COMMITMENTS AND CONTINGENT
 LIABILITIES                               -             -                 -

STOCKHOLDERS' EQUITY
  Common stock                     8,671,261             -         8,671,261
  Paid-in capital                    104,786             -           104,786
  Accumulated deficit             (3,552,806)    1,344,985  (c)   (2,207,821)
                                 -----------   -----------      ------------

     Total stockholders' equity    5,223,241     1,344,985         6,568,226
                                 -----------   -----------      ------------
                                 $ 9,710,259   $ 1,240,855      $ 10,951,114
                                 ===========   ===========      ============

                      CET Environmental Services, Inc.

                          STATEMENT OF OPERATIONS
                 For the three months ended March 31, 2000


                                                  Pro Forma
                                   Actual      Adjustments (d)   Pro Forma
                                 -----------   ---------------  ------------

PROJECT REVENUE                  $ 3,453,202   $(1,139,391)     $  2,313,811

PROJECT COSTS
  Direct                           2,417,951      (796,866)        1,621,085
  Indirect                           732,333      (227,456)          504,877
                                 -----------   -----------      ------------
                                   3,150,284    (1,024,322)        2,125,962
                                 -----------   -----------      ------------
     Gross profit                    302,918      (115,069)          187,849
                                 -----------   -----------      ------------

OTHER OPERATING EXPENSES

  Selling, general and
   administrative                  1,024,591       (58,959)          965,632
                                 -----------   -----------      ------------
     Operating loss                 (721,673)      (56,110)         (777,783)
                                 -----------   -----------      ------------

OTHER INCOME (EXPENSE)
  Gain (loss) on sale of
   equipment                         (46,842)            -           (46,842)
  Interest expense, net              (20,034)          920           (19,114)
  Other income (expense)               4,340        (6,080)           (1,740)
                                 -----------   -----------      ------------
                                     (62,536)       (5,160)          (67,696)
                                 -----------   -----------      ------------

   Loss before taxes on income      (784,209)      (61,270)         (845,479)

   (Benefit) taxes on income               -             -                 -
                                 -----------   -----------      ------------
     NET LOSS                    $  (784,209)  $   (61,270)     $   (845,479)
                                 ===========   ===========      ============

Weighted average number of
 shares outstanding                6,284,288     6,284,288         6,284,288

Loss per common share            $     (0.12)  $     (0.01)     $      (0.13)
                                 ===========   ===========      ============
Loss per common share--
 assuming dilution               $     (0.12)  $     (0.01)     $      (0.13)
                                 ===========   ===========      ============

                       CET Environmental Services, Inc.

                           STATEMENT OF OPERATIONS
                For the twelve months ended December 31, 1999

                                                  Pro Forma
                                   Actual      Adjustments (d)   Pro Forma
                                 -----------   ---------------  ------------

PROJECT REVENUE                  $43,189,319   $(4,240,241)     $ 38,949,078

PROJECT COSTS
  Direct                          33,909,701    (2,433,889)       31,475,812
  Indirect                         6,219,975    (1,114,430)        5,105,545
                                 -----------   -----------      ------------
                                  40,129,676    (3,548,319)       36,581,357
                                 -----------   -----------      ------------
     Gross profit                  3,059,643      (691,922)        2,367,721
                                 -----------   -----------      ------------

OTHER OPERATING EXPENSES

  Selling, general and
   administrative                  4,932,824      (101,377)        4,831,447
  Restructuring expense              857,469             -           857,469
                                 -----------   -----------      ------------
                                   5,790,293      (101,377)        5,688,916
                                 -----------   -----------      ------------
     Operating loss               (2,730,650)     (590,545)       (3,321,195)
                                 -----------   -----------      ------------

OTHER INCOME (EXPENSE)
  Gain (loss) on sale of
   equipment                         (89,167)         (547)          (89,714)
  Gain (loss) on sale of
   subsidiary                              -             -                 -
  Interest expense, net             (475,504)        5,750          (469,754)
  Other income (expense)             118,564           145           118,709
                                 -----------   -----------      ------------
                                    (446,107)        5,348          (440,759)
                                 -----------   -----------      ------------

   Loss before taxes on income    (3,176,757)     (585,197)       (3,761,954)

   (Benefit) taxes on income               -             -                 -
                                 -----------   -----------      ------------
     NET LOSS                    $(3,176,757)  $  (585,197)     $ (3,761,954)
                                 ===========   ===========      ============

Weighted average number of
 shares outstanding                6,282,346     6,282,346         6,282,346

Loss per common share            $     (0.51)  $     (0.09)     $      (0.60)
                                 ===========   ===========      ============
Loss per common share--
 assuming dilution               $     (0.51)  $     (0.09)     $      (0.60)
                                 ===========   ===========      ============

                       CET Environmental Services, Inc.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NOTE A - BASIS OF PRESENTATION

     On May 8, 2000 CET Environmental Services, Inc. ("CET") sold the Tustin, California Operations ("Tustin") for the sum of $2.1 million effective as of April 30, 2000. The consideration consisted of approximately $2.025 million in cash including a holdback provision of $0.25 million due within 60 days subject to certain adjustments and $0.075 million in liabilities. The accompanying pro forma balance sheet has been presented as if the sale occurred on March 31, 2000, for a base price of $2.1 million without regard to potential adjustment to the holdback provision. The accompanying pro forma statements of operations for December 31, 1999 and the three months ended March 31, 2000 have been prepared as if the sale was consummated on December 31, 1998, thus excluding the results of Tustin's operations for both periods.

NOTE B - PRO FORMA ADJUSTMENTS

     The accompanying pro forma balance sheet and statements of operations reflect the following adjustments:

     (a)  To reflect the cash proceeds from the sale of Tustin.

     (b) To reflect the removal of assets, liabilities, and operating results of Tustin.

     (c)  To reflect the gain on sale of Tustin.

     (d) To reflect the results of operations of Tustin for the entire period.